UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22874

FIRST EAGLE SENIOR LOAN FUND
(Exact name of registrant as specified in charter)

227 West Monroe Street, Suite 3200
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Sabrina Rusnak-Carlson

500 Boylston Street, Suite 1250

Boston, MA 02116

(Name and address of agent for service)

Copies of Communications to:

Nicole M. Runyan

Proskauer Rose LLP

Eleven Times Square

New York, NY 10036

Registrant's telephone number, including area code: (312) 702-8199

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

First Eagle Senior Loan Fund
Manager Commentary (unaudited)June 30, 2021

Dear Shareholder:
At a meeting held on June 14, 2021, the Board of Trustees (the “Board”) of First Eagle Senior Loan Fund (the “Fund”) determined that it was in the best interests of the Fund and its shareholders to dissolve, liquidate and distribute the Fund’s net assets to shareholders in accordance with a Plan of Liquidation adopted by the Board. The Fund’s investment adviser, First Eagle Alternative credit, LLC (the “Adviser”), and the Board considered a variety of factors, including but not limited to the relative small size of the Fund and the Fund’s trading discount to net asset value (“NAV”). The Adviser and the Board also considered alternative actions to address the Fund’s scale and discount, including but not limited to merging the Fund into another closed-end investment company or an open-end investment company, adding a term to the Fund, or conducting a tender offer, On balance, it was determined that a liquidation would be in the best interests of the Fund and its shareholders, allowing shareholders to realize NAV for their shares and avoiding the discount to NAV that shareholders would currently realize if they sold their shares in the market. Additionally, the Board also approved the termination of the Fund’s credit facility. Thus on June 14, 2021, the Fund entered dissolution and began the orderly liquidation of its assets and to pay or make reasonable provision to pay all of its claims and obligations, including amounts outstanding under its credit facility and potential claims and obligations. Subsequent to June 14, 2021, the Fund ceased to pursue its investment objective and policies.
The Fund made its first liquidating distribution on July 16, 2021 in the amount of $11.23 per share.
First Eagle Senior Loan Fund Performance
As of June 30, 2021, the Fund had substantially completed the liquidation of its investments, with proceeds received invested in shares of a money market fund, having a market value of $68.7 million. Additionally, as of that date, the Fund had a receivable of $63.2 million for securities sold, along with a payable of $15.2 million for securities purchased. The Fund’s NAV per share as of June 30, 2021 was $15.74, up slightly from $15.57 as of December 31, 2020.
For the six-month period ended June 30, 2021, the Fund had returns of 3.80% and 16.19% on a NAV and market price basis, respectively. Since inception through June 30, 2021, on an annualized basis, the Fund had returns of 4.37% and 4.46% on a NAV and market price basis, respectively.
During the six-month period ended June 30, 2021, the Fund earned $4.1 million in interest income. Net of Fund expenses, the Fund generated $2.1 million in net investment income for the period. Additionally, the Fund generated $1.4 million in realized gains through the liquidation of its assets.
The Fund declared and paid monthly distributions of $0.07 per share through June 2021.
On behalf of the management team, we appreciate the opportunity to have been involved with this Fund.
Sincerely,

Robert J. Hickey
President, First Eagle Senior Loan Fund
Past performance is not a guarantee of future results. The views expressed reflect the opinion of First Eagle Alternative Credit, LLC as of the date of this report and are subject to change at any time based on changes in the market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results. First Eagle Alternative Credit, LLC is not obligated to publicly update or revise any of the views expressed herein.
   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2021   1

First Eagle Senior Loan Fund Schedule of Investments† (unaudited)	June 30, 2021
Investments	Principal	Value
SENIOR LOANS(a) – 0.6% (1.0% of Total Investments)
Telecommunications – 0.6%
GTT Communications, Inc. – Closing Date Term Loan – First Lien, 2.860% (3-Month USD LIBOR + 2.750%), 05/31/25
(Cost $772,428)	$866,599	$689,848
MONEY MARKET FUND – 58.8% (99.0% of Total Investments)
	Shares
Morgan Stanley Institutional Liquidity Treasury Portfolio – Institutional Share Class, 0.01%(b)(c)
(Cost $68,706,249)	68,706,249	68,706,249
Total Investments in Securities – 59.4%
(Cost $69,478,677)		69,396,097
Other Assets in Excess of Liabilities – 40.6%		47,414,943
Net Assets – 100.0%		$116,811,040

†
Securities are US securities, unless otherwise noted.

(a)
Senior loans pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate, often subject to a floor, plus a spread, unless otherwise indicated. The most popular benchmark lending rates are the London Interbank Offered Rate (“LIBOR”), the rate that contributor banks in London charge each other for interbank deposits, and the prime rate offered by one or more major U.S. banks. LIBOR was utilized as a benchmark lending rate for the senior loans at June 30, 2021. The rates shown represent the contractual rates (benchmark rate or floor plus spread) in effect at period end. Senior loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

(b)
Fair Value Level 1 security.

(c)
Rate shown reflects the 7-day yield as of June 30, 2021.

SUMMARY OF SCHEDULE OF INVESTMENTS	% of Net Assets
Telecommunications	0.6%
Money Market Fund	58.8
Total Investments	59.4
Other Assets in Excess of Liabilities	40.6
Net Assets	100.0%
See accompanying Notes to Financial Statements
2   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2021

First Eagle Senior Loan Fund Statement of Assets and Liabilities	June 30, 2021 (unaudited)
ASSETS
Investments, at value (cost $69,478,677)	$69,396,097
Cash	109,782
Receivable for investments sold	63,233,296
Interest receivable	215,091
Due from advisor (Note 5)	144,321
Other assets	67,141
Total Assets	133,165,728
LIABILITIES
Payable for securities purchased	15,203,880
Advisory fee payable (Note 5)	294,662
Other accrued expenses	856,146
Total Liabilities	16,354,688
Commitments and Contingencies (Note 9)
Net Assets	$116,811,040
COMPONENTS OF NET ASSETS
Paid-in-capital	$140,912,680
Total distributable loss	(24,101,640)
Net Assets	$116,811,040
Common Shares Outstanding (unlimited shares authorized; $0.001 per share par value)	7,418,990
Net Asset Value Per Share	$15.74
See accompanying Notes to Financial Statements.
   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2021   3

First Eagle Senior Loan Fund Statement of Operations	For the Six Months Ended June 30, 2021 (unaudited)
INVESTMENT INCOME:
Interest	$4,089,558
Dividends	3,098
Total Investment Income	4,092,656
EXPENSES:
Professional fees	720,506
Advisory fees (Note 5)	643,968
Interest expense and fees on borrowings (Note 4)	534,530
Trustees’ fees and expenses (Note 5)	64,289
Administration fees	62,731
Insurance expense	48,258
Printing and mailing expense	20,820
Custodian fees	12,397
NYSE listing fee	11,745
Transfer Agent fees	11,508
Other expenses	59,069
Total Expenses	2,189,821
Less expense waivers and reimbursements (Note 5)	(203,689)
Net Expenses	1,986,132
Net Investment Income	2,106,524
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND DELAYED DRAW LOAN COMMITMENTS:
Net realized gain investments	1,395,953
Net change in unrealized appreciation (depreciation) Investments	1,036,985
Foreign currency translation	(1,948)
Delayed draw loan commitments	(95,627)
Net realized and change in unrealized gain on investments, foreign currency translations and delayed draw loan commitments	2,335,363
Net Increase in Net Assets from Operations	$4,441,887
See accompanying Notes to Financial Statements.
4   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2021

First Eagle Senior Loan Fund Statement of Changes in Net Assets	Six Months Ended June 30, 2021 (unaudited)	Year Ended December 31, 2020
OPERATIONS
Net investment income	$2,106,524	$7,016,431
Net realized gain (loss) on investments	1,395,953	(14,771,855)
Net change in unrealized appreciation on investments, foreign currency translations and delayed draw loan commitments	939,410	5,654,341
Net increase (decrease) in net assets from operations	4,441,887	(2,101,083)
Distributions to shareholders*
Distributions from distributable earnings	(3,115,975)	(7,357,670)
Distribution of return of capital	—	(328,404)
Total distributions to shareholders	(3,115,975)	(7,686,074)
Net Increase (Decrease) in Net Assets	1,325,912	(9,787,157)
NET ASSETS:
Beginning of period	$115,485,128	$125,272,285
End of period	$116,811,040	$115,485,128

*
Distributions to shareholders generally come from: (a) investment income, net; (b) realized gain from investment transactions, net; and (c) other sources, except for those that represent return of taxes on capital distributions, which shall be disclosed separately.

See accompanying Notes to Financial Statements.
   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2021   5

First Eagle Senior Loan Fund Statement of Cash Flows	For the Period Ended June 30, 2021
Cash Flows From Operating Activities:
Net increase in net assets from operations	$4,441,887
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investments	(106,949,225)
Proceeds from sales of investments	266,393,012
Net increase in money market funds	(58,138,598)
Net change in unrealized appreciation on investments	(1,036,985)
Net change in unrealized depreciation on foreign currency translation	1,948
Net accretion/amortization of premium or discount	(290,772)
Net increase in realized gains from principal paydowns	(360,909)
Net change in unrealized depreciation on delayed draw loan commitments	95,627
Net realized gain on investments	(1,395,953)
Increase in receivable for investments sold	(59,446,925)
Decrease in interest receivable	132,203
Decrease in prepaid and other expenses	4,452
Decrease in due from advisor	254,362
Increase in other asset	(4,090)
Increase in payable for investments purchased	4,174,099
Increase in advisory fee payable	185,916
Increase in other accrued expenses	527,656
Net cash provided by operating activities	48,587,705
Cash Flows from Financing Activities:
Repayment of borrowings	(45,500,000)
Distributions paid	(3,115,975)
Net cash used by financing activities	(48,615,975)
Net decrease in cash	(28,270)
Cash, beginning of period	138,052
Cash, end of period	$109,782
Supplemental disclosure of cash flow information:
Cash paid for interest on borrowings	$394,997
See accompanying Notes to Financial Statements.
6   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2021

First Eagle Senior Loan Fund Financial Highlights	Six Months Ended June 30, 2021 (unaudited)	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Common Shares
Per Share Operating Performance
Net asset value, beginning of period	$15.57	$16.89	$17.29	$18.37	$18.64	$17.25
Operations:
Net investment income(1)	0.28	0.95	1.24	1.27	1.26	1.37
Net realized and change in unrealized gain (loss) on investments, foreign currency translations and delayed draw loan commitments(2)	0.31	(1.23)	(0.43)	(1.19)	(0.31)	1.29
Total income (loss) from operations	0.59	(0.28)	0.81	0.08	0.95	2.66
Distributions to shareholders from:
Net investment income	(0.42)	(0.99)	(1.21)	(1.16)	(1.22)	(1.27)
Return of capital	—	(0.05)	—	—	—	—
Total distributions to shareholders	(0.42)	(1.04)	(1.21)	(1.16)	(1.22)	(1.27)
Net asset value per share, end of period	$15.74	$15.57	$16.89	$17.29	$18.37	$18.64
Market price per share, end of period	$15.78	$13.97	$15.17	$14.86	$16.86	$18.74
Total return:(3)
Net asset value	3.80%	(1.25)%	4.80%	0.24%	5.23%	15.99%
Market value	16.19%	(0.21)%	10.57%	(5.55)%	(3.65)%	27.75%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$116,811	$115,485	$125,272	$128,250	$136,299	$138,258
Ratio of expenses, including interest on borrowings, to average net assets	3.41%(4)	2.44%	2.85%	3.13%	3.03%	2.65%
Ratio of net investment income, including interest on borrowings, to average net assets	3.61%(4)	6.23%	7.20%	6.89%	6.76%	7.72%
Portfolio turnover rate	101%	81%	65%	57%	59%	41%
Borrowings:
Aggregate principal amount, end of period (000s)	$—	$45,500	$48,000	$50,000	$58,000	$52,000
Average borrowings outstanding during the period (000s)	$44,750	$44,721	$47,649	$57,978	$57,329	$52,929
Asset coverage, end of period per $1,000 of debt(5)	$—	$3,538	$3,610	$3,565	$3,350	$3,658

(1)
Based on average daily shares outstanding.

(2)
Net realized and change in unrealized gain (loss) on investments and delayed draw loan commitments per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to the share transactions for the period.

(3)
Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. For NAV total returns, distributions are assumed to be reinvested at NAV on the distribution date. For market value total returns, distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment Plan. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

(4)
Annualized.

(5)
Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 4). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

See accompanying Notes to Financial Statements.
   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2021   7

First Eagle Senior Loan Fund
Notes to Financial Statements (unaudited)    June 30, 2021

1. ORGANIZATION AND OPERATIONS
First Eagle Senior Loan Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a statutory trust established under the laws of Delaware by a Certificate of Trust dated July 30, 2013. The Fund commenced operations on September 20, 2013. The Fund is managed by First Eagle Alternative Credit, LLC (the “Adviser”).
At a meeting held on June 14, 2021, the Board of Trustees of the Fund (the “Board”) determined that it was in the best interests of the Fund and its shareholders to dissolve, liquidate and distribute its net assets to shareholders in accordance with a Plan of Liquidation adopted by the Board (the “Plan of Liquidation”). Additionally, the Board also approved the termination of the Fund’s Credit Facility (as defined herein). Thus on June 14, 2021, the Fund entered dissolution and began the orderly liquidation of its assets and to pay or make reasonable provision to pay all of its claims and obligations, including amounts outstanding under its Credit Facility and potential claims and obligations. Subsequent to June 14, 2021, the Fund ceased to pursue is investment objectives and policies.
The Fund fixed the close of business on June 28, 2021 as the closing of the Fund’s transfer books and effective date for determining the shareholders of the Fund entitled to receive liquidating distributions from the Fund, and the Fund’s shares were suspended from trading on the New York Stock Exchange prior to the open of trading on June 29, 2021.
As of June 30, 2021, the Fund had substantially completed the liquidation of its investment assets, the available proceeds of which were invested in a money market fund, pending one or more liquidating distributions to shareholders.
Prior to the Board’s approval of the Plan of Liquidation, the Fund’s investment objective was to provide current income and preservation of capital primarily through investments in U.S. dollar-denominated senior secured corporate loans and notes (“Senior Loans”). Under normal circumstances, the Fund invested at least 80% of its Managed Assets, defined as total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in Senior Loans. The Senior Loans in which the Fund invested were fully collateralized, first lien corporate loans and notes. The Fund also was permitted to invest up to 20% of its Managed Assets in other securities, including high yield securities, notes, bonds, convertible securities, second lien loans and other subordinated debt and collateralized loan obligations. The Fund’s investments in high yield bonds, not including Senior Loans, was limited to 10% of the Fund’s Managed Assets.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services — Investment Companies”. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the Adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.
The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: During the reporting period, the Fund held portfolio securities that are fair valued at the close of each day on the New York Stock Exchange, normally at 4:00 P.M., Eastern Time. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board has delegated fair valuation responsibilities to a valuation committee (the “Committee”), subject to the Board’s supervision and
8   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2021

First Eagle Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)    June 30, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

direction, through the adoption of procedures for valuation of the Fund’s securities (the “Valuation Procedures”). The Committee consists of certain designated individuals of the Adviser. Under the current Valuation Procedures, the Committee is responsible for, among other things, determining and monitoring the value of the Fund’s assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities.
The Fund’s securities are valued by various methods, as described below:
Senior Loans are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations (including mid or average prices) and other criteria if the Committee does not believe that the pricing agent price reflects the current market value, the Adviser will determine a recommended method of valuing the Senior Loan for consideration by the Committee.
Fixed income securities (including short-term obligations) are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations, or in the absence of broker-dealer supplied valuations, matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.
Exchange traded equity securities and warrants are valued at the last quoted sales price as of the close of the exchange or, in the absence of a sale, the closing bid price, with the exception that for securities traded on the London Stock Exchange and National Association of Securities Dealers’ Automated Quotation System, those securities are valued at the official closing price.
Non-exchange traded equity securities are valued at prices supplied by the Fund’s pricing agent based on the average of the bid/ask prices quoted by brokers that are knowledgeable about the securities.
Money market funds are valued at their net asset value.
If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparable and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.
Fair Value Measurement
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions that a market participant would use in valuing the asset or liability based on the best information available.
   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2021   9

First Eagle Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)    June 30, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation;(vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism.
The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities.
The valuation techniques used by the Fund to measure fair value during the period ended June 30, 2021 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.
The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of June 30, 2021:
Asset Type	Level 1	Level 2	Level 3	Total
Senior Loans
Telecommunications	$—	$689,848	$—	$689,848
Money Market Fund	68,706,249	—	—	68,706,249
Total Investments	$68,706,249	$689,848	$—	$69,396,097
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Senior Loans	Common Stocks	Warrants	Total
Balance as of December 31, 2020 .	$21,729,054	$192,990	$53,261	$21,975,305
Realized gain (loss)	(135,497)	(29,413)	62,235	(102,675)
Change in unrealized appreciation /(depreciation)	(1,911,034)	155,014	(17,610)	(1,773,630)
Amortization (accretion)	26,121	—	—	26,121
Purchases	1,797,520	—	—	1,797,520
Sales and principal paydowns	(21,506,164)	(318,591)	(97,886)	(21,922,641)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Balance as of June 30, 2021	$—	$—	$—	$—
Net change in unrealized appreciation /(depreciation) attributable to level 3 investments held at June 30, 2021	$—	$—	$—	$—
Cash
The Fund’s cash is maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. The Fund’s cash balance may exceed insurance limits at times.
Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded on an accrual basis. Realized gains and losses on
10   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2021

First Eagle Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)    June 30, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

investments, if any, are determined on an identified cost basis. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.
The difference between cost and fair value on open investments is reflected as unrealized appreciation (depreciation) on investments, and any change in that amount from prior year is reflected as change in unrealized appreciation (depreciation) on investment in the accompanying statement of operations.
Interest Expense and Fees on Borrowings
Interest expense and fees on borrowings relates to the Fund’s borrowings and includes interest paid plus any commitment fees on unused balances. They are recorded on an accrual basis. In connection with the Fund’s liquidation, the Fund terminated its Credit Facility on June 28, 2021. Please refer to Note 4 for further information.
Federal Income Tax Information
Until such time as the Fund’s assets are fully liquidated and it ceases operations, the Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.
Fund management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements. The Fund will file income tax returns in the U.S. federal jurisdiction and tax returns in certain other jurisdictions. As of June 30, 2021, the tax years ended December 31, 2016, 2017, 2018, 2019 and 2020 remain subject to examination by the Fund’s major tax jurisdictions.
Distributions
Prior to the adoption of the Plan of Liquidation, the Fund intended to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to pay any “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses) annually. Distributions to shareholders are recorded on the ex-dividend date. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions to shareholders from return of capital.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
3. SENIOR LOANS
Prior to the adoption of the Plan of Liquidation, under normal market conditions, the Fund intended to invest at least 80.0% of its Managed Assets, defined as the total assets of the Fund (including any assets attributable to borrowings for investment purposes), minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in fully collateralized, first lien corporate loans and notes.
   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2021   11

First Eagle Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)    June 30, 2021

3. SENIOR LOANS (continued)

Senior Loans are generally non-investment grade floating rate instruments that are secured by assets of the borrower. They generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.
Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown. Senior loans typically pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate plus a spread.
Risks associated with first lien Senior Loans include (i) the borrower’s inability to meet principal and interest payments on its obligations; (ii) the fact that prepayments may occur at any time without premium or penalty and that the exercise of prepayment rights during periods of declining spreads could cause the Fund to reinvest prepayment proceeds in lower-yielding investments; and (iii) price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the borrower and general market liquidity.
Second lien loans are generally second in line in terms of repayment priority. Second lien loans generally are subject to similar risks as those associated with investments in first lien Senior Loans. In addition, because second lien loans are subordinated in payment and/or lower in lien priority to first lien Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.
The Fund may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.
4. BORROWINGS
During the reporting period, the Fund maintained a $60 million credit facility with Societe Generale, New York Branch (the “Credit Facility”), which was scheduled to expire on October 2, 2022. Borrowings under the Credit Facility were secured by the Fund’s assets as collateral. In accordance with the 1940 Act, the Fund’s borrowings under the Credit Facility did not exceed 33 1/3% of the Fund’s Managed Assets at the time of borrowing.
The Credit Facility bore an unused commitment fee on the unused portion of the facility amount equal to 0.55% on any day that the outstanding principal balance is less than 75% of the Credit Facility. The per annum rate of interest for borrowing under the Credit Facility was equal to LIBOR for one month plus 1.60% per annum and was payable monthly.
The Fund terminated the Credit Facility on June 28, 2021. At June 30, 2021, the Fund had no borrowings outstanding. For the period from January 1, 2021 through June 28, 2021, the average borrowings and average interest rate under the Credit Facility were $45,500,000 and 1.73%, respectively. For the six-month period ended June 30, 2021, the Fund incurred no unused commitment fees. However, the Fund incurred a one-time termination fee of $143,917, included in Interest and Fees on Borrowings in the Statement of Operations in connection with the termination of the Credit Facility.
12   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2021

First Eagle Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)    June 30, 2021

4. BORROWINGS (continued)

Under the Credit Facility, prior to its termination, the Fund agreed to certain covenants and additional investment limitations while the leverage was outstanding. The Fund agreed to maintain asset coverage of three times over outstanding borrowings.
The Fund utilized the Credit Facility to increase its assets available for investment. When the Fund leveraged its assets, common shareholders bore the fees associated with the Credit Facility and had the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have had differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:
•
the likelihood of greater volatility of net asset value and market price of common shares;

•
fluctuations in the interest rate paid for the use of the credit facility;

•
increased operating costs, which may reduce the Fund’s total return;

•
the potential for a decline in the value of an investment acquired through leverage, while the

•
Fund’s obligations under such leverage remains fixed; and

•
the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.
5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS
The Adviser manages the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, as well as administers the business and affairs of the Fund.
The Fund paid the Adviser as compensation under an advisory agreement between the Fund and the Adviser, made as of May 8, 2020 (the “Advisory Agreement”) an annual fee in the amount of 0.80% of average daily Managed Assets. As approved by the Board on June 14, 2021, effective as of the earlier of the date of the final liquidating distribution to Fund shareholders (the “Final Distribution”) and August 31, 2021, the Fund shall have no further obligation to pay fees to the Adviser under the Advisory Agreement.
Prior to June 14, 2021, the Adviser agreed to limit, indefinitely, certain specified expenses (including investor relations/ investor support servicing fees, treasury function expenses, compliance fees, professional fees, third-party fund administration and accounting fees, printing and mailing expenses, listing fees, fees and expenses of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Trustees”), and other expenses) (“Specified Expenses”) borne by the Fund to an amount not to exceed 0.25% per year (the “Expense Cap”) of the Fund’s Managed Assets. The Expense Cap was measured on an annual basis, based on the Fund’s Managed Assets on December 31st of each year. In any year the Specified Expenses exceeded the Expense Cap, the Adviser promptly reimbursed the Fund to eliminate such excess. The Adviser did not seek reimbursement for any amounts paid to the Fund under this agreement. On June 14, 2021, the Board approved an amended expense limitation agreement (the “Amended Expense Limitation Agreement”) whereby the Adviser agreed to limit Specified Expenses until the earlier of the date of the Final Distribution and August 31, 2021 borne by the Fund to an amount not to exceed 0.25% of the Fund’s average daily Managed Assets. The Amended Expense Limitation Agreement also revised the definition of other extraordinary expenses within Specified Expenses to include, but not limited to, professional fees and other expenses associated with the dissolution and liquidation of the Fund pursuant to the Plan of Liquidation, including fees and expenses of the Independent Trustees to the extent
   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2021   13

First Eagle Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)    June 30, 2021

5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS (continued)

so associated. Additionally, under the Amended Expense Limitation Agreement, the Expense Cap will be measured based on the Fund’s average daily Managed Assets for the relevant period. For the period from January 1, 2021 through the Expense Limitation Termination Date, the Expense Cap will be pro-rated (the “Pro-Rated Expense Cap”) (e.g., if the Expense Limitation Termination Date is August 31, 2021, the Pro-Rated Expense Cap will be 0.1667%), and, to the extent Specified Expenses incurred during the period exceed the Pro-Rated Expense Cap, the Adviser will promptly pay or reimburse the Fund for expenses necessary to eliminate such excess. During the six months ended June 30, 2021, the estimated expenses exceeding the Expense Cap to be reimbursed by the Adviser amounted to $203,689 and are disclosed in the Statement of Operations.
As of June 30, 2021, the Fund has a receivable from the Adviser of $144,321 on its Statement of Assets and Liabilities for estimated expenses in excess of the Expense Cap.
The Bank of New York Mellon, the Fund’s administrator, accounting agent and custodian, holds the Fund’s assets, settles all portfolio trades and is responsible for calculating the Fund’s net asset value and maintaining the accounting records of the Fund.
American Stock Transfer and Trust Company, LLC is the Fund’s transfer agent, registrar, dividend disbursing agent and shareholder servicing agent, as well as the agent for the Fund’s dividend reinvestment plan.
The Fund pays each Independent Trustee a fee of $17,000 per annum, plus $3,000 per in person meeting and $500 per substantive conference call for serving as a trustee of the Fund. During 2021, the Board approved in-person meeting fee payments for meetings not conducted in person due to COVID. In addition, the Fund pays members of the Audit Committee a fee of $2,000 per annum and members of the Nominating and Corporate Governance Committee a fee of $1,000 per annum. Interested trustees and officers of the Fund do not receive any remuneration from the Fund.
6. PORTFOLIO TRANSACTIONS
For the six months ended June 30, 2021, purchases and sales of investments, other than purchases and sales of money market investments, were $106,949,225 and $266,393,012 respectively.
7. CAPITAL
The following is a summary of share transactions for the period ended June 30, 2021:
Shares of common stock, beginning of period	7,418,990
Change in shares of common stock outstanding	—
Shares of common stock, end of period	7,418,990
8. INCOME TAX INFORMATION
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the six months ended June 30, 2021, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2021, the Adviser has reviewed all open tax years and concluded that there was no other impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2016, 2017, 2018, 2019 and 2020 will remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor its tax positions to determine if adjustments to this conclusion are necessary.
14   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2021

First Eagle Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)    June 30, 2021

8. INCOME TAX INFORMATION (continued)

The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at the fiscal year end; accordingly, tax basis balances have not been determined as of June 30, 2021.
As determined at December 31, 2020, certain permanent differences between financial and tax accounting were reclassified. These differences were primarily due to the differing tax treatment of certain investments and the payment of excise taxes. The amounts reclassified did not affect net assets. The decreased accumulated net realized loss on investments by $451,530, decreased accumulated net investment income by $97,359, and decreased paid-in-capital by $354,171.
The tax character of distributions paid by the Fund during the fiscal years ended December 31, are as follows:
	Ordinary Income	Return of Capital	Long-Term Capital Gain
2019	$8,991,816	$—	$—
2020	$7,357,670	$328,404	$—
As of December 31, 2020 the Fund had accumulated net realized capital loss carryovers from security transactions for Federal income tax purposes as shown in the table below. This amount may be used to offset realized capital gains if any, for an unlimited time.
Short-Term	Long-Term	Total
$3,214,942	$21,188,671	$24,403,613
The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Fund does not have capital losses subject to expiration.
Certain capital and qualified late year losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. During the fiscal year ended December 31, 2020, the Fund did not incur such losses.
At December 31, 2020, the tax components of net assets was as follows:
Undistributed Net Investment Income	Accumulated Net Realized Loss on Investments	Net Unrealized Depreciation on Investments
$0	$24,403,613	$1,023,938
At June 30, 2021, the cost basis of portfolio securities for federal income tax purposes is $69,478,677. Gross unrealized appreciation is $0, gross unrealized depreciation is $82,580 and net unrealized depreciation is $82,580. There is no difference between book and tax cost basis.
9. SHAREHOLDER CONCENTRATION
As of June 30, 2021, based on public filings and/or information provided by such person prior to the Fund delisting from the New York Stock Exchange, the following shareholder owns more than 5% of the outstanding shares of the Fund:
   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2021   15

First Eagle Senior Loan Fund
Notes to Financial Statements (unaudited) (concluded)    June 30, 2021

9. SHAREHOLDER CONCENTRATION (continued)

Shareholder	Percent of Ownership
First Trust Portfolios LP	17.2%
Saba Capital Management LP	14.1%
Wells Fargo & Company	5.7%
10. SUBSEQUENT EVENTS
In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
On July 16, 2021, the Fund paid a liquidating distribution in the amount of $11.23 per share to shareholders of the Fund entitled to receive liquidating distributions.
16   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2021

First Eagle Senior Loan Fund
Supplemental Information (unaudited)    June 30, 2021

Respecting Your Privacy
This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time. You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information. By adhering to the practices described in this Policy, we affirm our continuing commitment to protecting your privacy.
Collection and use of shareholder information
The Fund and the Fund’s transfer agent collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect non-public financial and other personal information about you from the following sources (“Personal Information”):
•
Information you provide on applications or other forms (for example, your name, address, social security number and birth date)

•
Information derived from your transactions with us (for example, transaction amount, account balance and account number)

•
Information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, and alternate telephone number)

Keeping information secure
We maintain physical, electronic and procedural safeguards to protect your Personal Information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.
Use of personal and financial information by us and third parties
We do not sell Personal Information about current or former customers or their accounts to any third parties, and we have policies and procedures intended to prevent the disclosure of such information to third parties unless necessary to support the operations and administration of the Fund, the Fund’s compliance with applicable laws and regulations, or as otherwise permitted by law. Those who may receive Personal Information include companies that provide services to the Fund, such as transfer agency, technology and administrative services, as well as the Adviser who is an affiliate of the Fund (collectively, “Service Providers”).
Limiting employee access to information
We limit access to Personal Information to only those employees of the Service Providers with a business reason to know such information.
Accuracy of information
We strive to keep our records of your Personal Information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.
   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2021   17

First Eagle Senior Loan Fund
Additional Information (unaudited) June 30, 2021

Corporate Governance
The Fund has filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR filed by the Fund over the past fiscal year. The Fund’s Form N-CSR filings are available on the Securities and Exchange Commission’s (“SEC”) website at https://www.sec.gov.
Proxy Voting Policies and Procedures
A description of the policies and procedures that are used by the Adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-844-409-6354; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the SEC’s website at https://www.sec.gov. Information regarding how the Adviser voted these proxies during the most recent twelve-month period ending December 31 will be available, without charge, upon request by calling 1-844-409-6354 and on the SEC’s website.
18   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2021

Trustees
Robert J. Hickey
Joseph L. Morea*#
Laurie A. Hesslein*#
Ronald J. Burton*#
Michael Perino*#
Officers
Robert J. Hickey
Jennifer Wilson
Andrew Morris
Sabrina Rusnak-Carlson
Investment Adviser
First Eagle Alternative Credit, LLC
Administrator, Custodian & Accounting Agent
The Bank of New York Mellon
Transfer Agent, Dividend Paying Agent and Registrar
American Stock Transfer and Trust Company
Independent Registered Public Accounting Firm
RSM US LLP
Legal Counsel
Proskauer Rose LLP

*
Member of Audit Committee

#
Member of Nominating and Corporate Governance Committee

This report, including the financial information herein, is transmitted to the shareholders of First Eagle Senior Loan Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase their common shares in the open market.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov. Information on Form N-PORT is also available on the Fund’s website at www.feacfslf.com.
Information on the Fund is available at www.feacfslf.com or by calling 1-844-409-6354.
   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2021   19

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	FIRST EAGLE SENIOR LOAN FUND

By (Signature and Title)*	/s/ Robert J. Hickey
Robert J. Hickey, President and Principal Executive Officer
(principal executive officer)

Date	9/1/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert J. Hickey
Robert J. Hickey, President and Principal Executive Officer
(principal executive officer)

Date	9/1/21

By (Signature and Title)*	/s/ Jennifer Wilson
Jennifer Wilson, Treasurer, Principal Financial Officer, Principal
Accounting Officer and Secretary
(principal financial officer)

Date	9/1/21

* Print the name and title of each signing officer under his or her signature.